OLD LINE BANCSHARES, INC.

Experience is Our Best Asset

Old Line Bancshares, Inc. Announces Acquisition of Regal Bancorp, Inc. of Owings Mills, MD

August 5, 2015

Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, including but not limited to our ability to integrate acquisitions; the strength of the U.S. economy and the local economies where we conduct operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets; legislative or regulatory changes; customer acceptance of third-party products and services; increased competition and its effect on pricing; technological changes; security breaches and computer viruses that may affect our computer systems; changes in consumer spending and savings habits; our growth and profitability; changes in accounting; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our most recent press release and call report information which are available at www.snl.com. Our Annual Report on Form 10-K for the year ended December 31, 2014 is available at the SEC's internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this presentation speak only as of the date of these materials, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ. In addition, this presentation includes certain non-GAAP financial measures.

Overview of Regal Bancorp

- Regal Bancorp, Inc. and its banking subsidiary, Regal Bank & Trust, are based in Owings Mills, Maryland. Regal Bank & Trust is a state chartered commercial bank.
- History
  - Founded in 1947 as Regal Building and Loan
  - Converted from a mutual to a stock organization in 1980
  - 3 branches (2 in Baltimore County and 1 in Carroll County)
- Consolidated Financial Summary as of June 30, 2015 (unaudited)
  - Assets: $133.7 million
  - Loans: $97.1 million
  - Deposits: $105.9 million
  - Noncumulative preferred equity: $1.0 million
  - Tangible common equity: $3.9 million
  - Tangible common equity/tangible assets: 2.92%
  - Tangible equity/tangible assets: 3.68% (includes preferred)
  - Bank level NPAs*/Bank level assets: 1.69%

*Includes loans 90 days past due and still accruing, non-accrual loans, other real estate owned through foreclosure and loans considered troubled debt restructurings.

Transaction Terms

- Transaction value: $6.6 million
  - Regal Bancorp's common shareholders receive approximately $5.6 million*. May elect cash or stock subject to limits.
    - Up to 50% of shares cashed out at $12.68 per share
    - Each remaining share is exchanged for 0.7718 shares of OLBK common stock**
  - Regal Bancorp's preferred shareholders receive $1.0 million (cashed out a par)
- Transaction value/Regal Bancorp's tangible equity: 135%***
- Bradley Sanner, Regal's President/CEO, has been retained as an Executive Vice President for Business Development and Customer Relations in the Baltimore Region
- Customary regulatory approval and approval from shareholders of Regal Bancorp
- Expected Closing: End of 4th quarter 2015 or in 1st quarter 2016.

*Regal Bancorp has common shares outstanding of 443,586 and there are no options or warrants outstanding.

**Based on Old Line Bancshares common stock value of $16.43 per share (volume weighted price over last 30 days).

***Based on Regal Bancorp 6/30/2015 tangible equity of $4.9 million, which includes $1 million of preferred stock. Tangible equity to tangible assets is 3.68%.

Logical Market Extension


Hagerstown
Westminster
Bel Air
Martinsburg
Frederick
Towson
Edgewood
Middleway
Lochearn
Essex
Ellicott City
Baltimore
Germantown
Columbia
Kingstown
Leesburg
Rockville
Glen Burnie
Sterling
Reston
Silver Spring
Annapolis
Washington
Arlington
Suitland
Manassas
Burke
Alexandria
Deale Beach
Easton
Warrenton
Dale City
Choptank River
Marsh Rd
Cambridge
Culpeper
Aquia
La Plata
Golden Beach
Chancellor
Fredericksburg
Chaptico
Lexington Park
Potomac

Regal Bancorp Inc.

- US Branches: Current

Old Line Bancshares Inc

- US Branches: Current

Regal B&T has 3 full services banking offices in:
- Owings Mills
- Hunt Valley
- Westminster

- The 4th location is an administrative office also in Owings Mills.

Baltimore area

- Large market:
  - Baltimore County – 831,000 people, 28,000 businesses
  - Baltimore County and Baltimore City – Deposits of $43.5 billion
- Market is dominated by large banks and regional banks that are not based in Maryland

Deposit Share in Baltimore Area as of 6/30/2014		
	Baltimore County & Baltimore City	Carroll County
Large banks*	79.2%	83.6%
Regional banks**	2.0	-
Community banks	10.0	16.4
Credit unions	8.8	-
Total	100.0%	100.0%
Total deposits (in billions)	$43.5	$3.5

*Assets over $50 billion. None are based in Maryland.
**Assets from $5 to $50 billion. None are based in Maryland and all operate in multiple states.

Regal B&T: Loan and Deposit Mix

Loan Mix by Purpose
As of March 31, 2015


Consumer
0.3%
C&I
1.0%
Mortgage
10.4%
Commercial
Construction
3.1%
SBA
10.3%
Commercial
Real Estate
74.9%

Regal Bank & Trust yield on loans was 5.55% in the second quarter of 2015

Source: Regal Bank & Trust

Deposit Mix
As of June 30, 2015


Jumbo CDs
2.0%
Demand
9.1%
NOW
10.3%
Retail CDs
50.3%
MMDAs
25.6%
Savings
2.8%

Regal Bank & Trust cost of funds was 0.80% in the second quarter of 2015

Source: Call Report.

Asset Quality and NIM History

Asset Quality
(Bank Level:
NPAs*/Assets)


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.06%
6.95%
6.19%
4.44%
2.06%
1.69%
1.16%
1.89%
1.27%
1.31%
0.68%
0.37%
2010
2011
2012
2013
2014
2015**
Regal B&T
Old Line Bank

Source: Call Reports

Net Interest Margin


4.80%
4.60%
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
4.61%
4.65%
4.53%
4.15%
4.16%
3.91%
3.80%
3.86%
3.49%
3.64%
3.82%
3.86%
2010
2011
2012
2013
2014
2015**
Regal B&T (BANK LEVEL)***
Old Line Bancshares
Old Line Bancshares (excluding accretion)****

Source: SNL Financial for Regal B&T. Public filings for Old Line Bancshares.

*Includes loans 90 days past due and still accruing, non-accrual loans, other real estate owned through foreclosure and loans considered troubled debt restructurings.
**June 30, 2015 or the six months ended June 30, 2015.
***Bank level NIM does not include interest expense at holding company. Thus, if shown, Regal consolidated NIM would be lower.
****Excluding accretion from acquisition of WSB Holdings and Maryland Bankcorp.

Old Line Bancshares: Growth



Asset Growth
(in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$402
$811
$862
$1,167
$1,228
$1,500
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015*
Maryland Bankcorp Acquisition
Washington Savings Acquisition



Net Income Growth
(in thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,430
$5,232
$7,465
$7,747
$7,093
$10,710
2010
2011
2012
2013
2014**
2015***
Maryland Bankcorp Acquisition
Washington Savings Acquisition

*Estimated December 31, 2015 assets based average of analyst estimates and closing the Regal Bancorp transaction. Assets as of June 30, 2015 were $1.3 billion for Old Line Bancshares and $134 million for Regal Bancorp.

**Reduction in net income was primarily from a reduction in the gain on the sale of loans which we acquired in our previous mergers with Maryland Bankcorp and WSB Holdings, which resulted in a $3.4 million gain on the sale of loans in 2013 (pre-tax).

***2015 net income is for the six months ended June 30, 2015 annualized and does not reflect the costs or benefits associated with the acquisition of Regal Bancorp.

Strategic Rationale

- Regal provides:
  - Entry into suburban Baltimore's best commercial banking markets
  - 3 branches with deposits of $106 million and loans of $97 million
- Old Line's competitive advantage in Baltimore area:
  - A community bank with an $18 million lending limit
  - There are no independent banks based in the Baltimore area with assets of more than $900 million
- Acquisition is consistent with Old Line's long-term growth strategy:
  - Significant cost savings
  - Building on successful acquisitions of WSB Holdings (2013) and Maryland Bankcorp (2011)
- Creates a $1.5 billion Maryland-based bank:
  - Old Line will have 22 branches and deposits of $1.2 billion
  - Of the independent banks based in Maryland, Old Line will be the 3rd largest in terms of assets (up from 4th) only behind Eagle Bancorp and Sandy Spring Bancorp

Financial Rationale

- Accretive to EPS in Year 1 including merger related costs
- 10% to 12% EPS accretion in following years with no assumed growth
- Payback period on tangible book dilution of ~0.5 years
- Transaction value in relation to tangible equity at 135% reflects tangible equity-to-assets was low at 3.68%
- Transaction value in relation to other metrics were lower than in prior acquisitions

	Regal Bancorp*	WSB Holdings**	Maryland Bankcorp**
Transaction value/assets	4.97%	13.11%	5.68%
Transaction value/deposits	6.27%	19.75%	6.65%

*Transaction value of $6.643 million and consolidated unaudited assets of $133.7 million and deposits of $105.9 million.
**Source was SNL Securities, Charlottesville, Virginia.

Due Diligence Overview

- Rigorous due diligence process was undertaken:
  - Informal and formal due diligence over a three month period involving entire management team and all functional departments – IT, Lending, Compliance, BSA, etc.
  - Old Line's in-house loan due diligence team consisted of 12 people dedicated to loans and OREO.
  - Overall loan penetration of 81% of outstanding balances.
    - All non-performing credits, classified credits, large credit relationships and Reg. O credits were reviewed
    - An extensive sample of pass credits were reviewed

Low Risk

- In-depth due diligence
- Experienced acquisition team
- Two prior successful acquisitions
- Small in size relative to Old Line Bancshares

Old Line's Acquisition History

Announced Date	Target	Location	Seller: Assets ($MM)	Seller: Tang. Equity ($MM)	Announced Deal Value/ Tang. Book	Seller: Tang. Equity/ Assets	Seller: Number of Branches
8/5/15	Regal Bancorp	Owings Mills, MD	$134	$4.9	135%	3.68%	3
9/10/12	WSB Holdings	Bowie, MD	$374	$55.1	89%	14.76%	5
9/1/10	Maryland Bankcorp	Lexington Park, MD	$348	$25.4	79%	7.28%	10

As of Date	OLBK Stock Price*	Stock Price/ Tang. Book Per Share**	% Stock in Deal
8/4/15	$15.76	135%	50%-100%***
9/9/12	$10.95	112%	65%
8/31/10	$7.95	83%	95%

*Closing price on day prior to announcement.
**Tangible book value per share is as of quarter-end prior to announcement.
***Excluding cash paid for preferred stock.

Pro-Forma Balance Sheet

	Old Line 6/30/2015	Pro Forma at Close*
	($ are in millions, except per share)	
Assets	$1,312	~$1,500
Loans HFI	$1,013	~$1,160
Goodwill & Intangibles	$11.8	~$12.3
Deposits	$1,084	~$1,260
Tangible Equity	$124	~$132
Tangible Equity/Tangible Assets	9.55%	~8.93%
Tangible Book Per Share	$11.71	~$12.19

*Assumes 30% cash election by holders of Regal Bancorp common stock and transaction closes by December 31, 2015. Tangible equity includes Old Line Bancshares estimated second half 2015 earnings based on average analysts' estimates, maintenance of current dividend and various estimated merger adjustments.

Significant Merger Assumptions

- CDI of 1.75% on non-CD accounts amortized over 10 years using sum of years digits.
- Significant mark down of the trust preferred liability.
- Combined Old Line Bancshares and Regal Bancorp pre-tax merger related expenses of $2.9 million.
- Cost savings of 54% on Regal Bancorp's consolidated first quarter 2015 non-interest expense annualized. 10% of these cost savings are not realized in year one.
- Subordinated debt and preferred stock will be redeemed at par.

Investor Contacts

James W. Cornelsen
President & CEO

Mark A. Semanie
Executive Vice President & COO

Elise M. Hubbard
Senior Vice President & CFO

Old Line Bancshares, Inc.
1525 Pointer Ridge Place
Bowie, MD 20816
(301) 430-2500
www.oldlinebank.com